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                                                                    EXHIBIT 99.1

                               BOARD OF DIRECTORS

                           CORPORATE GOVERNANCE PRINCIPLES

          The following are the corporate governance principles and practices of the Board of Directors.

I.    STATEMENT ON CORPORATE GOVERNANCE

          The corporate governance standards established by the Board provide a structure within which directors and management can effectively pursue the Company's objectives for the benefit of its stockholders. The Company's business is managed under the direction of the Board of Directors, with the Board delegating the conduct of business to the Chief Executive Officer and other members of the management team. The principal functions of the Board are to:

          .    Select and evaluate the Chief Executive Officer.

          .    Establish the Company's strategic direction.

          .    Monitor the Company's performance.

          .    Approve management compensation plans and programs.

          .    Advise and counsel management.

          .    Review succession planning.

          .    Review the structure and operation of the Board.

          .    Promote stockholder value.

II.   BOARD STRUCTURE

      A.  Board Size and Composition

          The Company's Certificate of Incorporation provides for the annual election of directors. The Board, on the recommendation of the Corporate Governance Committee, will annually evaluate and determine the appropriate size and composition of the Board.

      B.  Board Independence

          1. Number of Independent Directors. The Board believes that as a matter of policy at least two-thirds of the directors should be independent.

          2. Definition of Independent Director. No director shall qualify as "independent" unless the Board has affirmatively determined that the director has no material relationship with the Company (either directly, or as a partner, stockholder or officer of an

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organization that has such a relationship with the Company). When making these determinations, the Board should consider all relevant facts and circumstances, and all such determinations made by the Board, along with the bases therefor, shall be publicly disclosed in the Company's annual proxy statement. When assessing the materiality of a director's relationship with the Company, the Board should consider the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The following persons shall not, under any circumstances, be determined by the Board to be independent:

               a. A director who is a former employee of the Company and whose employment with the Company ended less than 5 years prior to the date of the determination.

               b. A director who is, or in the past 5 years has been, affiliated with or employed by a present or former (i.e., within the past five years) auditor of the Company or of an affiliate of the Company.

               c. A director who is, or in the past 5 years has been, part of an interlocking directorate whereby an executive officer of the Company serves on the compensation committee of another company that employs the director.

               d. A director who has an immediate family member who falls into, or in the past 5 years has fallen into, any of the preceding three categories.

In addition, for purposes of eligibility to serve on the Audit Committee, no director shall qualify as "independent" unless director fees, including fees for service on committees of the Board, are the only compensation paid to the director by the Company. Disallowed compensation for a member of the Audit Committee would include fees paid directly or indirectly for services as a consultant or legal or financial advisor to the director or the director's firm.

          3. Conflict of Interest. Directors will disclose any business relationships with the Company or any other potential conflicts of interest as they become aware of them, and will update annually their responses to the Directors and Officers Questionnaire. Under the Board's conflict of interest policy, directors may not enter into a transaction or other business dealings with the Company without first disclosing the transaction and obtaining advance approval by the Board. The director must recuse himself or herself from Board consideration and decision on any such transaction.

          4. Separation of Chairman and Chief Executive Officer. The bylaws of the Company permit the roles of Chairman and Chief Executive Officer to be performed by the same individual. As a matter of policy, the Board believes that separation of these functions is not required, and whether to combine the roles, or not, is solely a matter of the Board's discretion, considering the circumstances and the individual or individuals in question.

      C.  Committee Structure

          1.   Number of Committees. There are three standing committees of the
Board: Audit, Compensation, and Corporate Governance. Additional standing committees may

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be created, on the recommendation of the Corporate Governance Committee, by resolution of the Board.

          2. Independent Members. The Audit, Compensation and Corporate Governance Committees are comprised solely of independent directors.

          3.   Assignment of Committee Members.

               a. Composition of Committees. The Corporate Governance Committee annually assesses the appropriate size and composition of the Board committees and recommends to the Board any changes in committee assignments. Committee assignments may be periodically changed to broaden the directors' knowledge of the Company's business and to take fullest advantage of the breadth of directors' expertise. While rotating committee assignments should be considered periodically, committee rotation is not mandatory, since the Board believes there are significant benefits attributable to continuity, experience gained in service on particular committees, and utilizing most effectively the individual talents of Board members.

               b. Special requirement for Audit Committee. The Audit Committee shall be composed of at least three members, all of whom are financially literate, or become so within a reasonable period of the date of their appointment to the committee. For purposes of this guideline, "financial literacy" shall mean familiarity with the Company's financial statements, including its balance sheet, income statement and cash flow statement, and general knowledge of key business and financial risks and related controls or control processes. Such knowledge may be acquired after appointment to the committee through review of educational materials or other resources. In addition, at least one member of the Audit Committee will have accounting or related financial management expertise, which shall mean a solid background in finance, accounting or auditing, acquired through past employment experience, professional training, or any other comparable experience that results in the individual's financial sophistication.

III.  DIRECTOR SELECTION AND EVALUATION

      A.  Board Membership Criteria

          Candidates nominated for election or reelection to the Board should possess the following qualifications:

          .    Highest personal and professional ethics, integrity and values;

          .    An inquiring and independent mind;

          .    Practical wisdom and mature judgment;

          . Broad training and experience at the policy making level in business, government, education or technology;

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          .    Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimum balance of expertise among members on the Board can be achieved and maintained;

          . Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

          . Commitment to serve on the Board over a period of years to develop knowledge about the Company's operations; and

          . Involvement only in activities or interests that do not create a conflict with the director's responsibilities to the Company and its stockholders.

          The Corporate Governance Committee determines the appropriate mix of skills and characteristics required to best fill the needs of the Board at a given point in time and periodically reviews and updates the criteria as deemed necessary.

      B.  Procedure for Selecting Nominees

          Each year the Corporate Governance Committee considers the needs of the Board, reviews the performance of the board and recommends a slate of director candidates to nominate for election at the annual meeting of stockholders. The Corporate Governance Committee may consider candidates proposed before the meeting by stockholders, but has the sole discretion to recommend a slate of candidates for the Board's approval. Directors are elected by stockholder vote at the annual meeting of stockholders. Between annual meetings, the Board may elect directors to fill vacancies.

      C.  Criteria and Procedure for Evaluating Individual Director Performance

          The Corporate Governance Committee oversees the process of evaluating the performance of individual directors, Board committees and the Board as a whole. Each committee conducts an annual self-assessment of its performance. The Corporate Governance Committee reviews the self-assessments and reports its findings and recommendations to the Board. The Corporate Governance Committee conducts an annual assessment of the effectiveness of the full Board. The Corporate Governance Committee evaluates periodically the performance of individual directors.

      D.  Orientation and Continuing Education

          It shall be the responsibility of the Corporate Governance Committee to ensure an orientation and continuing education for all directors.

      E.  Limits on Other Board Memberships

          The Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. After election to the

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Board, it is expected that a director will notify the Chairman of the Corporate
Governance Committee prior to joining another corporate board and will discuss with the Chairman any potential conflict of interest that may arise. Among the criteria used in evaluating director performance is whether the director is prepared for meetings and spends the time required for effective service to the Board. In light of this, the Board does not believe that it is necessary to establish any limit on the number of other boards on which a director may serve.

IV.   BOARD OPERATIONS

      A.  Director Compensation

          The Corporate Governance Committee considers and recommends to the Board the appropriate structure and amount of director compensation. Employee directors receive no compensation, other than their normal salary, for serving on the Board or its committees.

      B.  Stock Ownership

          To enhance the alignment of interests of Directors with interests of stockholders, the Board encourages Directors to own common shares of the Company.

      C.  Meetings

          The Corporate Governance Committee considers and makes recommendations on the number of regular meetings of the Board. Directors are expected to attend regularly Board meetings and meetings held each year by committees on which the directors sit. In addition to the foregoing, the non-management directors of the Company shall meet at regularly scheduled executive sessions without management, to be presided over by the Chair of the Corporate Governance Committee.

      D.  Agendas and Advance Distribution of Meeting Materials

          The Chairman typically establishes the agenda for each Board meeting and arranges for distribution of copies of the preliminary agenda sufficiently in advance of the meeting to assure directors are apprised of the principal matters to be considered. Each director is free to suggest additional items for the agenda and to raise at any regular meeting subjects for discussion that are not on the agenda.

          Information and data that are important to the Board's understanding of the business and of matters to be considered at the meeting are distributed for review at least three business days prior to the meeting, unless circumstances require a later distribution. Sensitive matters may be discussed at the meeting without the prior distribution of written materials. For convenience, the agenda and materials may be distributed again at the meeting along with any materials which could not be sent in advance.

      E.  Board Access to Senior Management

          Board members may, in their discretion, have access to management. Board members are generally expected to coordinate direct contact with management through the Chief

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Executive Officer. At the invitation of the Board, senior management may attend and make presentations at meetings of the full Board, and at such committee meetings as the chairs of the committees request.

      F.  Information About Developments

          The Chief Executive Officer keeps the Board apprised of new developments between regular meetings of the Board.

      G.  Corporate Spokesperson

          The Board believes that executive management should speak for the Company. Individual directors may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management, and in most cases, at the request of management. Board members shall refer any requests for public comment to the Chief Executive Officer.

V.    COMMITTEE OPERATIONS

      A.  Committee Charters

          All standing committees have charters outlining their duties and responsibilities which have been approved by the Board. The committees review the charters on an annual basis and recommend to the Board any necessary revisions.

      B.  Committee Meetings and Agenda

          The schedule of regular meetings of each committee, and a forward agenda of regularly recurring items to be considered by the committee, are established on an annual basis when the calendar for Board meetings is developed. The chair of each committee, in consultation with appropriate members of management, has the authority to place additional items on the agenda, and to schedule ad hoc or special meetings of the committee, subject to the requirements of notice and quorum.

      C.  Committee Reports

          Each committee chair reports to the full Board, at the next meeting of the Board following the committee meeting, with respect to matters considered and actions taken by the committee.

      D.  Committee Attendance by Chairman and Chief Executive Officer

          The Chairman and the Chief Executive Officer may attend the meeting of any committee, even if they are not members of the committee, except when (1) the Committee is meeting in executive session and (2) the non-management directors are meeting as described in Section IV.C above.

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VI.   MANAGEMENT OVERSIGHT

      A.  Executive Compensation

          The Compensation Committee is responsible for administering executive compensation programs, policies and practices. The Compensation Committee may use the services of an outside consultant to assist it in evaluating executive compensation levels compared to peers in general industry. The Compensation Committee shall set the compensation of the Chief Executive Officer and shall approve the compensation of senior executives upon the recommendation of the Chief Executive Officer.

      B.  Executive Stock Ownership

          To enhance the alignment of interests of executives with interests of stockholders, the board encourages executives to own common shares of the company.

      C.  Chief Executive Officer Evaluation

          The Chief Executive Officer shall submit an annual self-assessment of his performance to the Chairman of the Compensation Committee for submission to the full Board. The Compensation Committee coordinates the Board's role in establishing performance criteria for the Chief Executive Officer and evaluates the Chief Executive Officer's performance annually.

      D.  Succession Planning

          The Compensation Committee shall have the responsibility of assessing succession planning for management and leadership of the Company.

VII.  DISCLOSURE OF PRINCIPLES AND COMMITTEE CHARTERS

          These Corporate Governance Principles, and the charters of each of the Board's standing committees, shall be published on the Company's website and made available in print to any stockholder upon request. The Company's annual report shall contain a statement to the effect of the foregoing sentence.

VIII. ANNUAL SELF-EVALUATION

          The Board shall conduct annually a self-evaluation to determine whether it and its committees are functioning effectively.

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